UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   July 1, 2013

OphthaliX Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Bareket Street, Petach Tikva, Israel	4951778
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 3-9241114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01

Entry into a Material Definitive Agreement.

The disclosure set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01.

Item 3.02

Unregistered Sales of Equity Securities.

The disclosure set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2013, the number of directors of OphthaliX Inc. (the “Company”) was increased to five persons and Dr. Michael Belkin was appointed as a director to fill the vacancy created by the increase in the number of directors.  In connection with the appointment of Dr. Belkin, the Company entered into an agreement (the “Agreement”) to pay director fees for attendance at meetings of the Board of Directors or any committee of the Board, a copy of which is attached as an exhibit to this report.  Dr. Belkin will receive US$2,000 for attendance in person at meetings of the Board, US$750 for attendance by telephone meetings of the Board, and US$750 for attendance at each meeting of any committee of the Board.  The Agreement prohibits Dr. Belkin from employment or connection with, or holding any office in, any business or undertaking which competes with any business of the Company or is a customer or supplier of the Company.  Management has not determined what, if any, committees to which Dr. Belikin may be appointed.

In addition, the Company granted Dr. Belkin ten-year options to purchase 235,000 common shares of the Company at $1.475 per share (the “Options”).  The Options will vest as follows:  19,583 on September 30, 2013 and 1/12th of the remaining shares shall vest 1/12th on the last day of each calendar quarter thereafter so long as Dr. Belkin shall remain a director.  The Options were granted under the Company’s 2012 Stock Incentive Plan, as amended.  The Options were granted without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(a)(5) and/or Section 4(a)(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering.  The recipient of the Options was an accredited investor as defined in Rule 501(a) of Regulation D promulgated by the SEC.  The securities issued in this transaction were not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Except as disclosed herein, there have been no transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and in which Dr. Belkin had or will have a direct or indirect material interest.

A press release announcing the appointment of Dr. Belkin is included as an exhibit to this report.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OphthaliX Inc.

Date:  July 2, 2013

By: /s/ Barak Singer

Barak Singer, Chief Executive Officer

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